                                                                    EXHIBIT 10.3

                        COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 23rd day of May, 2000 between SeaChange International, Inc., a Delaware corporation (the "Company"), and Microsoft Corporation, a Washington corporation (the "Purchaser").

                                   RECITALS

     WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                  Agreement to Purchase and Sell Common Stock

     1.1  Agreement to Purchase and Sell Common Stock.  Upon the terms and
          -------------------------------------------
subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchaser at the Closing (as defined below), and the Purchaser agrees to purchase from the Company at the Closing, two hundred seventy-seven thousand one hundred sixty-two (277,162) shares of Common Stock, (the "Shares") at a price of $36.08 per share (the "Per Share Purchase Price") for an aggregate purchase price of $10,000,004.96.

                                   SECTION 2

                            Closing Date; Delivery

     2.1  Closing Date.  The Closing of the purchase and sale of the Shares
          ------------
hereunder (the "Closing") shall be held at the offices of the Company at 5:00 p.m. on May 23, 2000, or at such other time and place as the Company and the Purchaser mutually agree (the date of the Closing being hereinafter referred to as the "Closing Date").

     2.2  Delivery.  At the Closing, the Company will deliver to the Purchaser a
          --------
certificate or certificates representing the Shares against payment of the aggregate purchase price of $10,000,000 by wire transfer of immediately available funds to an account designated by the Company. The certificate or certificates representing the Shares shall be subject to the following legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE

     SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS
     (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

The Company agrees to remove the legend set forth in the preceding paragraph upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares or the shares of Common Stock issuable upon conversion of the Shares are eligible for transfer without registration under the Securities Act.

                                   SECTION 3

                 Representations and Warranties of the Company

     Except as disclosed in a document referring specifically to the representations and warranties in this Agreement which identifies by section number the section and subsection to which such disclosure relates and is delivered by Company to Purchaser prior to the execution of this Agreement (which is attached as Exhibit A hereto), the Company hereby represents and warrants to the Purchaser as follows:

     3.1  Organization.  The Company is a corporation duly organized and validly
          ------------
existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

     3.2  Authorization.  All corporate action on the part of the Company
          -------------
necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement (attached as Exhibit B hereto) by the Company, the authorization, sale, issuance and delivery of the Shares hereunder has been taken. This Agreement and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 6 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

     3.3  No Conflict.  The execution and delivery of this Agreement and the
          -----------
Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated under said agreements.

     3.4  SEC Documents.  The Company has filed all required reports, schedules,
          -------------
forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 1999 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company's Form 10-K for the year ended December 31, 1999 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as described in writing to the Purchaser prior to the date hereof) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents (as defined below), neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which can reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

     3.5  Absence of Certain Changes or Events.  Except as disclosed in the SEC
          ------------------------------------
Documents filed and publicly available (either on the EDGAR system or by delivery to Purchaser) prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

     3.6  Governmental Consent, etc.  In reliance on the representations of the
          -------------------------
Purchaser contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

     3.7  Litigation.  Except as is disclosed in the Filed SEC Documents, there
          ----------
is no suit, action or proceeding pending against the Company or any of its subsidiaries that, individually or in the aggregate, would (i) have a material adverse effect on the Company and its subsidiaries taken as a whole, (ii) impair the ability of the Company to perform its obligations under this Agreement and the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

     3.8  Capitalization.
          --------------
          (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 50,000,000 shares of the Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock").

          (b) As of April 30, 2000, there were approximately (1) 21,437,873 shares of the Common Stock issued and outstanding, (2) 40,500 shares of the Common Stock held in the treasury of the Company, (3) no shares of the Company Preferred Stock issued and outstanding, (4) 2,222,585 shares of the Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees and directors of the Company and its subsidiaries, and (5) no shares of the Common Stock have been reserved for issuance upon exercise of authorized but unissued Company Preferred Stock.

          (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

     3.9  Registration Rights.  No person has the right to register shares of
          -------------------
Common Stock on a Registration Statement filed by the Company pursuant to this Agreement.

                                   SECTION 4

                Representations and Warranties of the Purchaser

     The Purchaser hereby represents and warrants to the Company as follows:

     4.1  Organization.  The Purchaser is a corporation duly organized and
          ------------
validly existing and in good standing under the laws of the State of Washington, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     4.2  Authority.  All corporate action on the part of the Purchaser
          ---------
necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to
Section 6 of the Registration Rights Agreement. The execution and delivery of said agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation or Bylaws of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

     4.3  Investment.  The Purchaser is acquiring the Shares for investment for
          ----------
its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein.

     4.4  Disclosure of Information.  The Purchaser has had full access to all
          -------------------------
information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     4.5  Investment Experience.  The Purchaser understands that the purchase of
          ---------------------
the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

     4.6  Accredited Investor Status.  The Purchaser is an "accredited investor"
          --------------------------
within the meaning of Regulation D promulgated under the Securities Act.

     4.7  Restricted Securities.  The Purchaser understands that the Shares to
          ---------------------
be purchased by the Purchaser hereunder are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the Shares sold hereunder except as provided in the Registration Rights Agreement.

     4.8  Governmental Consent, etc.  In reliance on the representations of the
          -------------------------
Company contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc.

                                   SECTION 5

                   Conditions to Obligation of the Purchaser

     The Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties of the Company contained in Section 3 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

     5.2  No Order Pending.  There shall not then be in effect any order
          ----------------
enjoining or restraining the transactions contemplated by this Agreement.

     5.3  No Law Prohibiting or Restricting Sale of the Shares.  There shall not
          ----------------------------------------------------
be in effect any law, rule or regulation prohibiting or restricting the sale of the Common Stock, or requiring any consent or approval of any Person which shall not have been obtained to issue the Common Stock.

     5.4  Registration Rights Agreement.  The Company shall have executed and
          -----------------------------
delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

     5.5  Opinion of Counsel.  The Purchaser shall have received an opinion
          ------------------
dated as of the Closing Date of Testa, Hurwitz & Thibeault, LLP, counsel to the Company, substantially in the form attached as Exhibit 5.5.

                                   SECTION 6

                    Conditions to Obligation of the Company

     The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
the Purchaser contained in Section 4 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Purchaser to such effect on the Closing Date.

     6.2  No Order Pending.  There shall not then be in effect any order
          ----------------
enjoining or restraining the transactions contemplated by this Agreement.

     6.3  No Law Prohibiting or Restricting the Sale of the Shares.  There shall
          --------------------------------------------------------
not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any Person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock (except as otherwise provided in this Agreement).

     6.4  Registration Rights Agreement. The Purchaser shall have executed and
          -----------------------------
delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

     6.5  Opinion of Counsel. The Company shall have received an opinion dated
          ------------------
as of the Closing Date of Preston Gates & Ellis LLP, counsel to the Purchaser, substantially in the form attached as Exhibit 6.5.

                                   SECTION 7

                                 Miscellaneous

     7.1  Best Efforts. Each of the Company and the Purchaser shall use its best
          ------------
efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

     7.2  Governing Law. This Agreement shall be governed in all respects by the
          -------------
internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

     7.3  Survival. The representations and warranties in Sections 3 and 4 of
          --------
this Agreement shall not survive the Closing except for the representations and warranties in Sections 4.3, 4.6 and 4.8 hereof, which shall continue to survive.

     7.4  Successors and Assigns. This Agreement shall be binding upon and shall
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     7.5  Entire Agreement; Amendment. This Agreement and the Registration
          ---------------------------
Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.6  Notices. All notices, requests, demands or other communications which
          -------
are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is
(a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice:

          (a)  if to the Company, to it at:

               SeaChange International, Inc.
               124 Acton Street
               Maynard, MA 01754
               Facsimile Number: (978) 897-9590
               Attention William L. Fiedler

          with a copy to:

               William B. Simmons, Jr., Esq.
               Testa, Hurwitz & Thibeault, LLP
               125 High Street
               Boston, MA 02110
               Facsimile Number: (617)248-7100

          (b)  if to the Purchaser, to it at:

               Microsoft Corporation
               One Microsoft Way
               Building 8 North Office 2211
               Redmond, WA 98052
               Attention: Chief Financial Officer
               Facsimile Number: (425) 936-7369

          with a copy addressed as set forth above but to the attention of Deputy General Counsel, Finance and Operations, Facsimile Number:
          (425) 869-1327

          with a copy to:

               Richard B. Dodd, Esq.
               Preston Gates & Ellis LLP
               701 Fifth Avenue, Suite 5000
               Seattle, WA 98104-7078
               Facsimile Number: (206) 623-7022

     7.7  Brokers.
          -------

          (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnity and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of the Purchaser hereunder.

     7.8  Fees, Costs and Expenses. All fees, costs and expenses (including
          ------------------------
attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, shah be the sole and exclusive responsibility of such party.

     7.9  Severability. If any term, provision, covenant or restriction of this
          ------------
Agreement or the Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     7.10 Counterparts. This Agreement may be executed in two or more partially
          ------------
or fully executed counterparts and by facsimile signatures each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of a Signature Page - Common Stock Purchase Agreement in the form attached to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

     7.11 Initial Public Announcement. The Company and the Purchaser shall
          ---------------------------
agree on the form and content of the initial public announcement which shall be made concerning this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, and neither the Company nor the Purchaser shall make such public announcement without the consent of the other, except as required by law.

                     [this space left intentionally blank]

                SIGNATURE PAGE-COMMON STOCK PURCHASE AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                        MICROSOFT CORPORATION

                                        By: /s/ Amar Nehru
                                            --------------------------------

                                        Name: Amar Nehru
                                             -------------------------------

                                        Title: Corporate Development VP
                                              ------------------------------

                                        SEACHANGE INTERNATIONAL, INC.


                                        By: ________________________________

                                        Name: ______________________________

                                        Title: _____________________________

                SIGNATURE PAGE-COMMON STOCK PURCHASE AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                        MICROSOFT CORPORATION

                                        By: ________________________________

                                        Name: ______________________________

                                        Title: _____________________________

                                        SEACHANGE INTERNATIONAL, INC.


                                        By: /s/ W.L. Fiedler
                                           ---------------------------------

                                        Name: W.L. FIEDLER
                                              ------------------------------

                                        Title: Vice President
                                               -----------------------------

                                                                       Exhibit A
                                                                       ---------

                       Schedule of Exceptions of Company

3.1  Organization.

        None.

3.2  Authorization.

        None.

3.3  No Conflict.

        None.

3.4  SEC Documents.

        None.

3.5  Absence of Certain Changes or Events.

        None.

3.6  Governmental Consent, etc.

        None.

3.7  Litigation.

     One of our customers is subject to a lawsuit whereby a third party has made a claim of patent infringement against our customer, which claim is believed to relate at least in part to such customer's use of our products. In connection with this matter, on Tuesday, May 16, 2000, we filed in the federal courts in Boston a complaint (Civil Action No. 00-CV-10954-MEL) seeking a declaratory judgment of non-infringement regarding U.S. Patents Nos. 4,814,883 and 5,200,825, and on Friday, May 19, 2000 we filed a motion in Civil Action No. 00-CV-195, in the federal courts in the Eastern District of Virginia seeking to intervene in that action between our customer and the third party. In addition, our customer has requested that we indemnify it for claims brought against our customer that are related to the customer's use of our products and we are currently in the process of negotiating such an indemnification agreement. We do not believe that the charge of infringement against our customer based on use of our products has any merit and we plan to oppose the allegations vigorously.

3.8  Capitalization.

     On April 14, 2000, the Company's board of directors authorized, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation increasing from 50,000,000 to 100,000,000 the number of authorized shares of Common Stock. This amendment will be voted on by the Company's stockholders at the Company's annual meeting of stockholders to be held on Wednesday, May 24, 2000.

     In addition, on April 14, 2000, the Company's board of directors authorized, subject to stockholder approval, an increase from 2,925,000 to 4,800,000 shares of Common Stock available for issuance under the Company's Amended and Restated 1995 Stock Option Plan. This amendment will be voted on by the Company's stockholders at the Company's annual meeting of stockholders to be held on Wednesday, May 24, 2000.

3.9  Registration Rights.

None.

                                                                       Exhibit B
                                                                       ---------

Incorporated by reference to Exhibit 10.4 of SeaChange's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2000 (File No. 0-21393)

                                                                     Exhibit 5.5
                                                                     -----------


                                 May 23, 2000


Microsoft Corporation
One Microsoft Way
Building 8 North Office 2211
Redmond, Washington  98052

Ladies and Gentlemen:

     We have acted as counsel for SeaChange International, Inc., a Delaware corporation (the "Company"), in connection with the Common Stock Purchase Agreement dated May 23, 2000 by and between you and the Company (the "Stock Purchase Agreement"). This opinion is furnished to you pursuant to and in satisfaction of Section 5.5 of the Stock Purchase Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have meanings assigned to such terms in the Stock Purchase Agreement.

     In rendering our opinion, we have examined and relied upon originals or certified copies of the certificate of incorporation and by-laws, each as amended, of the Company, the Stock Purchase Agreement and the Registration Rights Agreement (the Stock Purchase Agreement and the Registration Rights Agreement together constitute the "Transaction Documents"), the certificate for the shares of Common Stock to be issued and delivered under the Stock Purchase Agreement, and such other documents as we have deemed necessary as a basis for the opinions hereinafter expressed.

     As to all matters of fact relevant to this opinion, we have assumed the completeness and accuracy of, and are relying upon, the statements set forth in certificates of public officials, officers of the Company and the representations and warranties of the Company and the other parties thereto set forth in the Transaction Documents, and have undertaken no independent verification of such facts.

     In our examination of the foregoing documents, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, whether certified or not, and the completeness of the corporate minute books and other record books of the Company. For purposes of this opinion, we have assumed compliance by you with all laws and regulations relating to your authority to enter into the Transaction Documents and to effect the transactions contemplated thereby, we have assumed that you have all requisite power and authority and have taken all action necessary for you to enter the Transaction Documents and to effect such transactions contemplated thereby, and we have assumed that each of the Transaction Documents has been duly authorized, executed and delivered by you, and constitutes the valid, binding and enforceable obligation of you.

     Any reference to "our knowledge" or to matters "known to us" or "of which we have knowledge," or any variation thereof, shall mean the actual knowledge, but not including any constructive or imputed notice of any information, of attorneys in our firm who regularly perform services for the Company without any independent investigation, except for inquiry of officers of the Company.

     This opinion is based upon our knowledge of the law and facts as of the date hereof and assumes no event will take place in the future which would affect the opinions set forth herein. We assume no duty to communicate with you with respect to any change in law or facts which comes to our attention hereafter.

     Our opinion in paragraph 1 below as to due incorporation, valid existence and good standing of the Company is based solely on a certificate received from the Secretary of State of the State of Delaware, and such opinion is limited accordingly and is rendered on the date of such certificate.

     All opinions herein contained with respect to the enforceability of documents and instruments are qualified to the extent that: (a) the availability of equitable remedies, including without limitation, specific enforcement and injunctive relief, is subject to the discretion of the court before which any proceedings therefor may be brought; and (b) the enforceability of certain terms provided in the Transaction Documents may be limited by (i) applicable bankruptcy, reorganization, arrangement, fraudulent conveyance or transfer, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect, (ii) general principles of equity and the discretion of a court in granting equitable remedies (whether enforceability is considered in a proceeding at law or in equity), or (iii) public policy.

     In addition, we express no opinion as to (i) waivers or provisions relating to delay or omission of enforcement of remedies, (ii) provisions dealing with the effect of invalidity or unenforceability of any provisions of the Transaction Documents on the validity or enforceability of any other provision thereof, (iii) the effect of the rules of law governing specific performance, injunctive relief or other equitable remedies, (iv) compliance with, or non-contravention of, state securities laws, (v) provisions relating to choice of law, (vi) anti-trust laws or regulations, (vii) anti-fraud laws or regulations, or (viii) the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement. Furthermore, with respect to our opinions in paragraphs 2, 3 and 4 below as to the Company's obligations under the Registration Rights Agreement, we assume compliance by the Company at such time with the registration requirements of the Securities Act of 1933.

     Based on the foregoing, we are of the opinion that:

     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

     2. The execution, delivery and performance by the Company of the Transaction Documents are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     3. Except as set forth in Section 3.6 to the Stock Purchase Agreement, the execution, delivery and performance of the Stock Purchase Agreement and the consummation of the transactions contemplated thereby by the Company require no consent, approval or action by or in respect of, or filing with, any third party or governmental body, agency, official or authority.

     4. The execution and delivery of the Stock Purchase Agreement does not, and the consummation of the transactions contemplated by the Stock Purchase Agreement and the compliance with the terms, conditions and provisions of the Stock Purchase Agreement by the Company, will not
          (a) contravene any provision of the Company's certificate of incorporation or bylaws, as amended, or (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree known to us that is currently binding upon or applicable to the Company.

     5. The shares of Common Stock of the Company to be issued pursuant to the Stock Purchase Agreement will, upon payment therefor at the Closing in accordance with the terms of the Stock Purchase Agreement, be validly issued, fully paid and nonassessable and are not subject to any statutory, or to our knowledge, contractual, preemptive rights.

     We are members of the bar of the Commonwealth of Massachusetts and have not made an independent review of the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts, the federal securities laws of the United States of America, and the General Corporation Law of the State of Delaware ("DGCL"). With respect to any and all opinions rendered herein, to the
           ----
extent such opinions would otherwise purport to opine on matters governed by laws other than the laws of the Commonwealth of Massachusetts, the DGCL and the federal securities laws of the United States of America, we have assumed with your consent that such laws are identical in all respects to the laws of the Commonwealth of Massachusetts. Accordingly, we express no opinion herein with respect to the laws of any state or jurisdiction other than those of the Commonwealth of Massachusetts, the federal securities laws of the United States of America, and the DGCL. For the purposes of this opinion, we have assumed that the facts and law governing the performance by the Company under the Transaction Documents will be identical to the facts and law governing such performance as of the date of this opinion.

     The opinions herein expressed are solely for the benefit and information of, and may be relied upon solely by you and no other person shall be entitled to rely upon the opinions herein expressed. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to nor are they to be filed with any governmental agency or any other person. The opinion is rendered solely for purposes of the transaction contemplated by the Stock Purchase Agreement and may not be relied upon for any other purpose.

                                    Very truly yours,

                                    TESTA, HURWITZ &
                                    THIBEAULT, LLP

                                                                     Exhibit 6.5
                                                                     -----------


                                 May 23, 2000



SeaChange International, Inc.
124 Acton Street
Maynard, MA 01754

     Re:  Microsoft Corporation

Ladies and Gentlemen:

     We have acted as counsel to Microsoft Corporation, a Washington corporation ("Microsoft"), in connection with (i) the Common Stock Purchase Agreement between Microsoft and SeaChange International, Inc., a Delaware corporation ("Company"), (the "Purchase Agreement"); and (ii) the Registration Rights Agreement between Microsoft and Company (the "Rights Agreement") and together with the Purchase Agreement, collectively, the "Transaction Documents"). We are providing this opinion to you at the request of Company pursuant to Section 6.5 of the Purchase Agreement. Except as otherwise indicated herein, capitalized terms used in this opinion letter are defined as set forth in the Agreement or the Accord (see below).


     This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord and the accompanying commentary and technical notes as published in The Business Lawyer, Volume 47, No. 1, November 1991 (the "Accord"), except as modified in this letter. As a consequence, it is subject to a number of assumptions, qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the federal law of the United States, the law of the State of Washington and the General Corporation Law of the State of Delaware all as limited by the Accord.

     In addition to the assumptions contained in the Accord, we have assumed that the facts and law governing the future performance by Microsoft and Company of their respective obligations under the Transaction Documents will be identical to the facts and law governing such performance as of the date of this opinion. We have also relied upon the representations and warranties of Microsoft and Company contained in the Transaction Documents as to the factual matters covered therein.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Microsoft has been duly incorporated, and is validly existing under the laws of the State of Washington, with corporate power to enter into the Transaction Documents, and to perform its obligations under the Transaction Documents.

     2. The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of Microsoft, and the Transaction Documents have been duly executed and delivered by Microsoft.

     3. The Transaction Documents constitute the legally valid and binding obligations of Microsoft enforceable against Microsoft in accordance with their respective terms.

     4. Microsoft's execution and delivery of, and performance of its obligations on or prior to the date of this opinion under, the Transaction Documents do not (i) violate Microsoft's articles of incorporation, or (ii) violate, breach, or result in a default under, any existing obligation of or restriction on Microsoft under any other agreement included as an exhibit to Microsoft's most recent annual report on Form 10-K, except any violation which individually or in the aggregate would not have a material adverse effect on the business condition of Microsoft or materially impair or restrict Microsoft's power to perform its obligations as contemplated under the Transaction Documents.

     5. The execution and delivery by Microsoft of, and performance of its obligations on or prior to the date of this opinion under, the Transaction Documents do not violate any Washington or federal statute, rule or regulation or Delaware corporate statute that we have, in the exercise of customary professional diligence, recognized as applicable to Microsoft or to the transactions of the type contemplated by the Transaction Documents.

     6. No order, consent, permit or approval of any Washington or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to Microsoft or to transactions of the type contemplated by the Transaction Documents is required on the part of Microsoft for the execution and delivery of, and performance of its obligations on or prior to the date of this opinion under, the Transaction Documents, except for such as have been obtained.

     The General Qualifications (which include the Bankruptcy and Insolvency Exception, the Equitable Principles Limitation and the Other Common Qualifications) of the Accord apply to the above opinions.

     Please note that we are opining only as to the matters expressly set forth herein and no opinion should be inferred as to any other matters. This opinion is being furnished to you in connection with the execution and delivery by Microsoft of the Transaction Documents and the transactions contemplated therein and may not be relied upon by any other party or for any other purpose without our prior written consent.

                              Very truly yours,

                              Preston Gates & Ellis LLP


                              By
                                 Richard B. Dodd